Lord Abbett Bond-Debenture
                          Fund



                                                              1996 ANNUAL REPORT


                             [PICTURE OF WORK BELT]


                                                  A mutual fund with
                                                  a multi-faceted
                                                  approach to seeking
                                                  high income



                                     [LOGO]

Lord Abbett Bond-Debenture Fund

[PICTURE OF HAMMER]

                            Since its establishment in 1971, Lord Abbett Bond-Debenture Fund has sought the best of both worlds--high current income and capital growth. The Fund's flexible investment approach, combined with Lord Abbett's value management style, has produced a history of strong performance in a variety of economic climates.

--------------------------------------------------------------------------------
Flexibility                 The Fund's flexible  investment policy enables it to
                            adapt to changing economic conditions. (See page 4 for the Fund's portfolio composition.)

--------------------------------------------------------------------------------
High Current Income         Dividend Distribution Rates on 12/31/96(1)

                              [The following table was represented as a
                                 bar chart in the printed material.]

                            At Net Asset Value                        8.93%
                            At Maximum Offering Price                 8.50%

--------------------------------------------------------------------------------
Historically Consistent Total Returns              Average Annual Rates of Total
                                                        Return as of 12/31/96(2)

                              [The following table was represented as a
                                 bar chart in the printed material.]

                            For the past 20 years             10.6% per year
                            For the past 15 years             12.1% per year
                            For the past 10 years             10.2% per year
                            For the past 5 years              11.1% per year
                            For the past years                11.2% for the year
--------------------------------------------------------------------------------
Average Annual              Average  annual  total  returns  for  periods  ended
Total Returns               12/31/96 at the Class A share  maximum  sales charge
                            of  4.75%,  with all  distributions  reinvested:

                            1  year:                                      +5.90%
                            5  years:                                     +9.98%
                            10 years:                                     +9.62%

                            The Fund's SEC yield for the 30 days ended 12/31/96 was 7.13%.

                            Total  return  is  the  percent   change  in  value,
                            assuming the reinvestment of all distributions.

                            The results quoted herein represent Class A share past performance which is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                     (1) Based on the Class A share monthly dividend of $.07, annualized.

                     (2)    Class A share performance at net asset value.

                            See Important Information on page 4.

Report to Shareholders
For the Fiscal Year Ended December 31, 1996

[PICTURE OF ROBERT S. DOW]

/s/ ROBERT S. DOW
-----------------
ROBERT S. DOW
CHAIRMAN

JANUARY 10, 1997



"...global economic
fundamentals warrant a
constructive view on the
bond market."



Lord Abbett Bond-Debenture Fund completed its fiscal year on December 31, 1996 with net assets of $2.1 billion. Below is an overview of each Class share's performance for the fiscal year:

                                  Year Ended        8/1/96*-       7/15/96*-
                                    12/31/96        12/31/96        12/31/96
                                  ----------------------------------------------
                                     Class A         Class B         Class C
--------------------------------------------------------------------------------
Net asset value                       $ 9.41          $ 9.41          $ 9.41
Dividends                             $ 0.86          $ 0.32          $ 0.32
Total return**                        +11.2%           +6.6%++         +7.9%++


1996 proved to be a rewarding year for shareholders, despite the volatility that characterized the U.S. interest-rate environment. In the first half of the year, interest rates rose in response to above-trend economic growth. Investors' concern about a possible move by the Federal Reserve Board to hike short-term interest rates (to slow economic growth) lessened as the year progressed.

Your Fund benefited from its exposure to high-yield bonds, especially those bonds issued by cyclical companies (whose fortunes tend to parallel the economy). These high-yield securities, many of which were purchased at the close of 1995 at less than face value, produced good price appreciation while paying a high rate of interest. In addition, your Fund profited from convertible bonds (which may be exchanged for the underlying shares of the issuer's common stock) issued by companies in the energy, financial and technology sectors. These bonds were selected based upon our value-oriented criteria and provided strong returns, especially toward the end of the year.

Heading into 1997, we expect economic growth to moderate to approximately 2%-21/2% or less and inflation to average between 21/2%-3%. We believe global economic fundamentals warrant a constructive view on the bond market. Against this backdrop, we will continue to research investment opportunities, focusing on companies that we believe are positioned to perform well within their industries.

Thank you for making Lord Abbett Bond-Debenture Fund a part of your investment portfolio. We look forward to helping you achieve your financial goals in 1997 and beyond.

*    Commencement of offering Class shares.

** Total return is the percent change in net asset value assuming the reinvestment of all distributions. For the 12 months ended 12/31/96, total return at net asset value for shareholders who owned Lord Abbett Securities Trust-Bond-Debenture Trust and who now own Lord Abbett Bond-Debenture Fund Class C was 11.1%.

++   Not annualized.

Aiming for High Total Returns

Seeking High Returns

Dividend distribution rates were 8.93% and 8.50% (based on the Class A share net asset value and maximum offering price, respectively, on 12/31/96, and the monthly dividend of $.07, annualized).

Striving for Consistency of Performance

The Fund's goal is high total return through high current income and capital appreciation. The Fund strives for competitive returns in both up and down markets.

Growth of $10,000 Investments: 4/1/71(1)-12/31/96

1973--1974                      1977--1981           1990--1991

The last major bear market;     Interest rates       Recession and the Middle
the unmanaged S&P 500           soared; bond         East crisis jolted all
declined 37.3%. The Fund        prices sank. The     markets; lower rated bond
mitigated the decline, then     Fund was up          market especially hard hit.
recovered strongly.             every year.          The Fund mitigated the
                                                     decline, then recovered
                                                     strongly.

 [The following table was represented as a line graph in the printed material.]

  Fiscal                                   Average of High         Inflation
 Year-End                                   Current Yield       (Consumer Price
December 31                 The Fund           Funds(2)              Index)
-----------                 --------           --------              ------
4/1/71(1) - 1996            $123,498           $105,338              $39,650


     This graph illustrates total return performance of Class A shares. The Fund's results do not include the maximum sales charge of 4.75% applicable to Class A share investments under $100,000; there is no sales charge on investments of $1 million or more. For performance at the Class A share maximum sales charge, see inside front cover. See Important Information on page 4.

(1)  The Fund commenced operations on 4/1/71.

(2) Average of high current yield funds in existence at each month or quarter end for the periods shown. No sales charge has been deducted from these figures. Source: Chase Global Data and Research.

Performance Update

The Fund has an impressive history of protecting long-term income investors from public enemy #1--inflation. Below, the Fund's growth is compared to the Consumer Price Index, a standard inflation measure(1).

The Fund Versus Inflation
$100,000 Investments(2): 4/1/71-12/31/96

                                                                     Value of
                                                                     $100,000
                            Year                   Annual     Investment with        Inflation
                            Ended               Dividends   all Distributions        (Consumer
                            Dec. 31            Reinvested          Reinvested     Price Index)
-----------------------------------------------------------------------------------------------
$100,000 invested at        1971(3)              $  3,450            $103,588         $102,750  |   From the early
the Fund's inception        1972                    7,460             110,073          106,250  |   1970s through
grew to over $1 million     1973                    8,204              99,239          115,500  |   the early 1980s,
                            1974                    9,163              94,202          129,750  |   the U.S. economy
                            1975                    9,719             122,105          138,750  |   experienced rapidly
                            1976                   10,970             159,867          145,500  |   rising inflation
                            1977                   11,883             171,064          155,250  |   and interest
                            1978                   14,100             175,803          169,250  |   rates. The Fund
                            1979                   16,410             188,105          191,750  |   kept pace with
                            1980                   18,614             204,818          215,750  |   inflation
                            1981                   22,844             215,671          235,000  |   over this
                            1982                   27,279             275,072          244,000  |   turbulent period.

                            1983                   31,092             321,561          253,250  |   As the rate of
                            1984                   37,521             337,510          263,250  |   inflation and
                            1985                   43,150             408,427          273,250  |   interest rates
                            1986                   48,531             451,763          276,250  |   declined in the
                            1987                   51,214             460,251          288,500  |   1980s, the Fund
                            1988                   53,120             523,756          301,250  |   outperformed the
                            1989                   59,178             550,254          315,250  |   CPI by an average
                            1990                   66,312             508,602          334,500      of 6.7%/year.
                            1991                   71,085             703,596          344,750
                            1992                   77,910             816,148          354,750
                            1993                   82,556             946,487          364,500
                            1994                   86,858             909,890          374,250
                            1995                   95,753           1,069,120          383,750
                            1996                  103,439           1,188,430          396,650

Total Dividends
Reinvested:                                   $1,067,815
----------------------------------------------==========---------------------------------------
Average Annual Rate of Return:                                         10.09%            5.49%
-----------------------------------------------------------------------======------------======


     The dollar amounts of capital gains distributions reinvested in Fund shares
     were:  1973-$1,559;   1977-$971;   1978-$7,503;   1979-$5,622;   1980-$769;
     1981-$2,765; 1984-$4,516; 1986-$5,415; total-$29,120.





     Source: Lord, Abbett & Co.

(1)  See Important Information on page 4.

(2) Fund investment reflects the deduction of the reduced 3.75% sales charge applicable to Class A share investments of $100,000.

(3)  Nine months only. The Fund began operations on 4/1/71.

Current Dividend Distribution Rates: 8.93% and 8.50% (based on the Class A share net asset value and maximum offering price, respectively, on 12/31/96, and the monthly dividend of $.07, annualized)

Management in Action

The Fund's 3-Way Focus

1. High-yield Corporate Debt and  Straight-preferred  Stocks:  60.8%*

The Fund's lower rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2. Equity-related Securities: 18.1%*

Capital appreciation is sought by investing in convertible bonds which may be exchanged for common stock. When the stock market rises, these equity-related issues generally increase in value.

3. High-grade Debt and Other Assets, Less Liabilities: 21.1%*

High-quality issues, corporate issues and U.S. Government-backed securities provide a dependable stream of high current income.

*Percent of portfolio on 12/31/96.

A History of the Fund's Portfolio Blend

  [The following table was represented as a bar graph in the printed material.]

                  High-yield Corporate
                   Debt and Straight-   Equity-related        High-grade
                    preferred Stocks     Securities             Debt
                    ----------------     ----------             ----

1974                     15.7%              49.6%              34.7%
1979                     34.8%              36.1%              29.1%
1982                     18.3%              54.6%              27.1%
1985                     45.1%              40.5%              14.4%
1988                     52.9%              33.4%              13.7%
1990                     55.7%              28.0%              16.3%
1995                     62.9%              16.5%              20.6%
1996                     60.8%              18.1%              21.1%

[GRAPHIC]  High-yield Corporate Debt and Straight-preferred Stocks

[GRAPHIC]  Equity-related  Securities  (Convertible Debt,  Convertible-preferred
           Stocks, Common Stocks, Warrants)

[GRAPHIC]  High-grade  Debt (U.S.  Gov't and Agency  Obligations,  Higher  Rated
           Straight Debt) and Other Assets, Less Liabilities

Important Information

SEC yield is calculated on the Class A share maximum offering price of $9.88 on 12/31/96, using a standard method which does not take into account certain portfolio strategies. The Fund's distribution rate differs from its SEC yield primarily because the Fund purchases short- and intermediate-term high-coupon securities at a premium and distributes to shareholders all of the interest income on those securities without amortizing the premiums. This practice is consistent with applicable tax regulations and generally accepted accounting principles, but may result in a decrease in the net asset value of shares of the Fund as the market value of the premium securities decreases over time. Dividends paid from this interest income are taxable to shareholders as ordinary income.

Bonds purchased are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are subject to market fluctuations providing potential for gain and risk of loss. Lower rated bonds generally provide a higher yield than higher rated bonds of similar average maturity, but have greater credit risk. Non-investment-grade, fixed-income securities generally involve greater volatility of price to principal and income than securities in higher rating categories. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                            Statement of Net Assets
                            December 31, 1996

                                                                                                        Principal
                            Investment                                                                     Amount       Market Value
====================================================================================================================================
Investments in Securities 91.32%
====================================================================================================================================
High-Yield Corporate Debt 59.85%
====================================================================================================================================
Aerospace 1.36%             BE Aerospace Inc. Sr. Sub. Notes 97/8/2006                                   $11,000M     $   11,605,000
                            Fairchild Corp. Sub. Deb. 131/8/2006                                           5,000M          5,050,000
                            UNC Inc. Sr. Sub. Notes 11/2006+                                               8,440M          9,030,800
                            Wyman Gordon Co. Sr. Notes 103/4/2003                                          3,000M          3,232,500
                            Total                                                                                         28,918,300
----------------------------------------------------------------------------------------------------------------------==============
Agricultural 1.26%          Agricultural Minerals & Chemical Inc. Sr. Notes 103/4/2003                    10,250M         11,185,313
                            Arcadian Partner Sr. Notes 103/4/2005                                          5,000M          5,493,750
                            PMI Acquisition Corp. Sr. Sub. Notes 101/4/2003                               10,000M         10,250,000
                            Total                                                                                         26,929,063
----------------------------------------------------------------------------------------------------------------------==============
Airlines .36%               Northwest Airlines Inc. Sr. Notes 12.0916/2000                                 2,884M          3,028,035
                            US Air Inc. Equipment Trust Certificate 101/2/2004                             2,634M          2,580,085
                            US Air Inc. (Piedmont) Equipment Trust Notes 10.35/2011                        2,000M          1,869,375
                            US Air Inc. Equipment Trust Notes Series D 10.61/2007                            300M            294,234
                            Total                                                                                          7,771,729
----------------------------------------------------------------------------------------------------------------------==============
Aluminum .43%               Kaiser Aluminum & Chemical Corp. Sr. Sub. Notes 123/4/2003                     5,000M          5,387,500
                            Maxxam Group Zero Coupon Sr. Secured Discount Notes due 2003**                 4,500M          3,858,750
                            Total                                                                                          9,246,250
----------------------------------------------------------------------------------------------------------------------==============
Apparel and Textile .20%    William Carter Sr. Sub. Notes 103/8/2006+                                      4,000M          4,210,000
----------------------------------------------------------------------------------------------------------------------==============
Banking .72%                Ocwen Federal Bank Sub. Deb. 12/2005                                           7,000M          7,665,000
                            Saul, B.F. Real Estate Investment Trust Sr. Notes 115/8/2002                   7,000M          7,595,000
                            Total                                                                                         15,260,000
----------------------------------------------------------------------------------------------------------------------==============
Building .33%               Scotsman Group Inc. Sr. Notes 91/2/2000                                        6,800M          7,004,000
----------------------------------------------------------------------------------------------------------------------==============
Building Materials .37%     Associated Materials, Inc. Sr. Sub. Notes 111/2/2003                           1,500M          1,537,031
                            Southdown Inc. Sr. Sub. Notes 10/2006                                          6,000M          6,375,000
                            Total                                                                                          7,912,031
----------------------------------------------------------------------------------------------------------------------==============
Chemicals 3.14%             Acetex Corp. Sr. Secured Notes 93/4/2003                                       8,000M          7,900,000
                            Atlantis Group Inc. Sr. Notes 11/2003                                          5,000M          5,097,656
                            Borden Chemical Sr. Notes 91/2/2005                                            3,000M          3,067,500
                            Harris Chemical NA Inc. Sr. Secured Notes 101/4/2001                          10,000M         10,418,750
                            NL Industries Inc. Zero Coupon Sr. Secured Discount Notes due 2005**           5,000M          4,312,500
                            NL Industries Inc. Sr. Secured Notes 113/4/2003                                5,000M          5,318,750
                            Polymer Group Inc. Sr. Notes 121/4/2002                                        3,667M          3,960,360
                            Sterling Chemical Sr. Sub. Notes 113/4/2006                                   10,000M         10,600,000
                            Texas Petrochemicals Corp. Sr. Sub. Notes 111/8/2006+                          8,500M          9,201,250
                            UCC Investors Holdings Inc. Sr. Sub. Notes 11/2003                             6,500M          6,922,500
                            Total                                                                                         66,799,266
----------------------------------------------------------------------------------------------------------------------==============
Communications 11.35%       Adelphia Communications Corp. Sr. Notes 97/8/2005                              1,000M            928,750
                            Adelphia Communications Corp. Sr. Notes 121/2/2002                             5,500M          5,651,250
                            Australis Media Ltd. Zero Coupon Sr. Discount Notes due 2003 w/Warrants**      8,000M          4,520,000
                            Bell Cable Media plc Zero Coupon Sr. Discount Notes due 2004**                10,000M          8,750,000
                            Brooks Fiber Properties Inc. Zero Coupon Sr. Discount Notes due 2006**        18,000M         12,060,000
                            Cablevision System Sr. Sub. Notes 91/4/2005                                   11,000M         10,917,500
                            CAI Wireless Systems Inc. Sr. Notes 121/4/2002                                 3,500M          1,627,500
                            Cellular Inc. Zero Coupon Sr. Sub. Discount Notes due 2003**                  20,000M         17,900,000
                            Cencall Communications Corp. Zero Coupon Sr. Discount Notes due 2004**         7,500M          5,146,875
                            Comcast Cellular Corp. Zero Coupon Sr. Notes Series B due 2000                30,000M         21,825,000
                            C.S. Wireless Systems, Inc. Zero Coupon Sr. Discount Notes due 2006+**        13,340M          4,869,100
                            Frontier Vision Sr. Sub. Notes 11/2006                                         4,000M          4,020,000

                               Statement of Net Assets
                               December 31, 1996

                                                                                                        Principal
                               Investment                                                                  Amount       Market Value
====================================================================================================================================
                               Fundy Cable Ltd. Sr. Secured 2nd Priority Notes 11/2005                   $ 7,000M     $    7,437,500
                               Gray Communication System Inc. Sr. Sub. Notes 105/8/2006                    5,000M          5,325,000
                               Grupo Televisa, S.A. Sr. Notes Series B 117/8/2006                          6,000M          6,682,500
                               Intelcom Group (USA) Inc. Zero Coupon Sr. Discount Notes due 2005
                                   w/Warrants**                                                           22,000M         15,675,000
                               Intermedia Communications of Florida Sr. Notes 131/2/2005 w/Warrants        5,000M          5,950,000
                               Lenfest Communications Sr. Notes 83/8/2005                                  5,000M          4,843,750
                               Marcus Cable Co. Zero Coupon Sr. Sub. Discount Notes due 2004**            10,000M          8,225,000
                               Metrocall Inc. Sr. Sub. Notes 103/8/2007                                   11,500M         10,005,000
                               MFS Communications Zero Coupon Sr. Discount Notes due 2006**               30,000M         21,900,000
                               Mobile Media Communications Inc. Sr. Sub. Notes 93/8/2007                  12,000M          3,300,000
                               Nextel Communications Inc. Zero Coupon Sr. Discount Notes due 2003**        5,500M          4,303,750
                               Pan Am Sat L.P. Zero Coupon Sr. Sub. Discount Notes due 2003**              7,500M          6,993,750
                               Rogers Communications Inc. Sr. Sub. Deb. 107/8/2004                         1,500M          1,576,875
                               Teleport Communications, Inc. Sr. Notes 97/8/2006                           2,000M          2,145,000
                               Telewest plc Zero Coupon Sr. Discount Deb. due 2007**                      21,000M         14,700,000
                               Vanguard Cellular Systems Sr. Deb. 93/8/2006                                6,000M          6,075,000
                               Videotron Holdings plc Zero Coupon Sr. Discount Notes due 2004**           15,000M         13,087,500
                               Western Wireless Sr. Sub. Notes 101/2/2007+                                 5,000M          5,237,500
                               Total                                                                                     241,679,100
----------------------------------------------------------------------------------------------------------------------==============
Computer Systems and           Digital Equipment Corp. Sr. Notes 73/4/2023                                 8,000M          6,861,250
Peripherals .50%               Exide Electronics Group, Inc. Sr. Sub. Notes 111/2/2006 w/Warrants          3,530M          3,887,413
                               Total                                                                                      10,748,663
----------------------------------------------------------------------------------------------------------------------==============
Consumer Products .77%         American Standard Inc. Zero Coupon Sr. Sub. Deb. due 2005**                 5,000M          4,668,750
                               Rayovac Corp. Sr. Sub. Notes 101/4/2006+                                   11,340M         11,779,425
                               Total                                                                                      16,448,175
----------------------------------------------------------------------------------------------------------------------==============
Container and Packaging 2.14%  Calmar Inc. Sr. Sub. Notes 111/2/2005                                       9,000M          9,450,000
                               Owens Illinois Inc. Sr. Sub. Notes 10/2002                                  5,000M          5,250,000
                               Portola Packaging Inc. Sr. Notes 103/4/2005                                 7,000M          7,315,000
                               Printpack Inc. Sr. Sub. Notes 105/8/2006+                                  12,000M         12,480,000
                               Silgan Corp. Sr. Sub. Notes 113/4/2002                                      3,000M          3,210,000
                               Silgan Holdings Inc. 131/4/2002                                             1,578M          1,593,780
                               US Can Corporation Sr. Sub. Notes 101/8/2006+                               6,000M          6,315,000
                               Total                                                                                      45,613,780
----------------------------------------------------------------------------------------------------------------------==============
Drugs/Pharmaceuticals .26%     Imed Corp. Sr. Sub. Notes 93/4/2006+                                        5,500M          5,616,875
----------------------------------------------------------------------------------------------------------------------==============
Financial .48%                 Aames Financial Corp. Sr. Notes 91/8/2003                                   4,500M          4,601,250
                               Ocwen Financial Corp. Sr. Notes 117/8/2003                                  5,100M          5,533,500
                               Total                                                                                      10,134,750
----------------------------------------------------------------------------------------------------------------------==============
Food 2.42%                     Ameri King, Inc. Sr. Notes 103/4/2006                                       7,300M          7,628,500
                               Delta Beverage Group Sr. Notes 93/4/2003+                                   6,400M          6,592,000
                               Doane Products Co. Sr. Notes 105/8/2006                                    10,000M         10,712,500
                               Dr. Pepper Bottling Holding Inc. Zero Coupon Sr. Discount Notes due 2003**  4,750M          4,488,750
                               Stroh Brewery 11.10/2006 w/Warrants                                         3,252M          3,414,600
                               Twin Laboratories Inc. Sr. Sub. Notes 101/4/2006                           10,000M         10,487,500
                               Van de Kamp's Inc. Sr. Sub. Notes 12/2005                                   7,500M          8,212,500
                               Total                                                                                      51,536,350
----------------------------------------------------------------------------------------------------------------------==============
Forest Products .43%           Pacific Lumber Co. Sr. Notes 101/2/2003                                     9,000M          9,180,000
----------------------------------------------------------------------------------------------------------------------==============
Hotel/Leisure 3.61%            Act III Theatres Inc. Sr. Sub. Notes 117/8/2003                             5,000M          5,525,000
                               AMF Group Inc. Sr. Sub. Notes 107/8/2006                                    3,500M          3,701,250
                               Aztar Corp. Sr. Sub. Notes 11/2002                                          6,500M          6,305,000
                               Aztar Corp. Sr. Sub. Notes 133/4/2004                                       2,000M          2,137,500

                               Statement of Net Assets
                               December 31, 1996

                                                                                                        Principal
                               Investment                                                                  Amount       Market Value
====================================================================================================================================
                               Claridge Hotel & Casino Corp. 1st Mtge. Notes 113/4/2002                  $ 5,000M     $    4,000,000
                               E & S Holdings Corp. Sr. Sub. Notes 103/8/2006+                             2,550M          2,677,500
                               HMC Acquisition Properties Sr. Notes 9/2007                                 5,000M          5,025,000
                               HMH Properties Inc. Sr. Secured Notes 91/2/2005                            10,000M         10,450,000
                               Host Marriott Travel Plazas Inc. Sr. Secured Notes 91/2/2005                5,000M          5,231,250
                               Majestic Star Casino LLC Sr. Secured Notes 123/4/2003+                      3,650M          3,942,000
                               Plitt Theatres Inc. Sr. Sub. Notes 107/8/2004                               5,000M          5,062,500
                               Santa Fe Hotel Inc. 1st Mtge. Notes 11/2000 w/Warrants                      3,000M          2,235,068
                               Showboat Inc. 1st Mtge. Notes 91/4/2008                                     5,000M          4,931,250
                               Showboat Marina 1st Mtge. 131/2/2003                                        6,000M          6,630,000
                               Trump Atlantic City Funding 1st Mtge. Notes 111/4/2006                      9,000M          8,955,000
                               Total                                                                                      76,808,318
----------------------------------------------------------------------------------------------------------------------==============
Household Products 1.32%       Ekco Group, Inc. Sr. Notes 91/4/2006                                        5,000M          4,962,500
                               Knoll Inc. Sr. Sub. Notes 107/8/2006                                        6,650M          7,364,875
                               Shop Vac Corp. Sr. Secured Notes 105/8/2003+                                1,275M          1,348,313
                               Specialty Equipment Cos. Inc. Sr. Sub. Notes 113/8/2003                     5,000M          5,487,500
                               Sweetheart Cup Sr. Sub. Notes 101/2/2003                                    8,500M          8,882,500
                               Total                                                                                      28,045,688
----------------------------------------------------------------------------------------------------------------------==============
Industrial and Capital
Goods .83%                     Euramax International Sr. Sub. Notes 111/4/2006+                            6,250M          6,500,000
                               HS Resources Inc. 91/4/2006+                                                7,000M          7,227,500
                               Mettler Toledo Inc. Sr. Sub. Notes 93/4/2006                                3,650M          3,859,875
                               Total                                                                                      17,587,375
----------------------------------------------------------------------------------------------------------------------==============
Machinery 2.93%                Alvey Systems Inc. Sr. Sub. Notes 113/8/2003                               10,000M         10,575,000
                               Carbide Graphite Group Inc. Sr. Notes 111/2/2003                            5,909M          6,440,810
                               Clark Materials Handling Sr. Notes 103/4/2006+                              6,850M          7,141,125
                               Essex Group Inc. Sr. Notes 10/2003                                         14,030M         14,380,750
                               J. Ray McDermott, S.A. Sr. Sub. Notes 93/8/2006                            10,000M         10,525,000
                               Terex Corporation Sr. Secured Notes 133/4/2002+                             5,000M          5,450,000
                               Tokheim Corporation Sr. Sub. Notes 111/2/2006+                              7,500M          8,006,250
                               Total                                                                                      62,518,935
----------------------------------------------------------------------------------------------------------------------==============
Media 3.72%                    American Radio System Sr. Sub. Notes 9/2006                                 8,000M          7,890,000
                               Benedek Broadcasting Corp. Sr. Secured Notes 117/8/2005                     6,000M          6,570,000
                               Chancellor Broadcasting Co. Sr. Sub. Notes 93/8/2004                       12,000M         12,150,000
                               Granite Broadcasting Corp. Sr. Sub. Notes 103/8/2005                       10,500M         10,788,750
                               Granite Broadcasting Corp. Sr. Sub. Deb. 123/4/2002                         1,000M          1,092,500
                               Heritage Media Corp. Sr. Sub. Notes 83/4/2006                               5,500M          5,314,375
                               Heritage Media Corp. Inc. Sr. Secured Notes 11/2002                         1,000M          1,067,500
                               SCI Television Sr. Secured Notes 11/2005                                    5,000M          5,337,500
                               Sinclair Broadcasting Group, Inc. Sr. Sub. Notes 10/2005                   11,000M         11,192,500
                               Sullivan Broadcasting Sr. Sub. Notes 101/4/2005                             8,000M          8,120,000
                               Viacom Inc. Sub. Deb. 8/2006                                               10,000M          9,662,500
                               Total                                                                                      79,185,625
----------------------------------------------------------------------------------------------------------------------==============
Medical/Health Care .45%       Integrated Health Services Sr. Sub. Notes 101/4/2006+                       3,900M          4,085,250
                               Quorum Health Group Inc. Sr. Sub. Notes 117/8/2002                          5,000M          5,515,625
                               Total                                                                                       9,600,875
----------------------------------------------------------------------------------------------------------------------==============
Miscellaneous 3.91%            Fairfield Manufacturing Inc. Sr. Sub. Notes 113/8/2001                      4,800M          5,040,000
                               Interface Inc. Sr. Sub. Notes 91/2/2005                                    12,000M         12,330,000
                               International Wire Group Inc. Sr. Sub. Notes 113/4/2005                    10,000M         10,675,000
                               Iron Mountain Sr. Sub. Notes 101/8/2006                                    14,000M         14,910,000
                               Lamar Advertising Co. Sr. Notes 95/8/2006                                   8,000M          8,260,000

                                                                               7

                               Statement of Net Assets
                               December 31, 1996

                                                                                                         Principal
                               Investment                                                                   Amount      Market Value
====================================================================================================================================
                               Monarch Marking Acquisition Corp. Sr. Notes 121/2/2003                    $  5,000M    $    5,875,000
                               Outsourcing Solutions Sr. Sub. Notes 11/2006+                                2,600M         2,730,000
                               Prime Succession Acquisition Co. Sr. Sub. Notes 101/4/2004+                  3,400M         3,697,500
                               Republic of Argentina Series L 51/4/2023                                    10,000M         6,387,500
                               Republic of Venezuela Series B 63/4/2020 w/Warrants                          6,000M         4,560,000
                               Rose Hills Acquisition Sr. Sub. Notes 91/2/2004+                             3,500M         3,587,500
                               Safelite Glass Corp. 97/8/2006+                                              5,000M         5,162,500
                               Total                                                                                      83,215,000
----------------------------------------------------------------------------------------------------------------------==============
Oil and Gas 4.10%              Clark USA Inc. Zero Coupon Sr. Secured Notes due 2000                       14,500M        10,494,375
                               Coda Energy Inc. Sr. Sub. Notes 101/2/2006                                  12,000M        12,750,000
                               Crown Central Petroleum Corp. Sr. Notes 107/8/2005                          11,500M        11,801,875
                               Flores & Rucks Sr. Sub. Notes 93/4/2006                                     10,000M        10,625,000
                               KCS Energy, Inc. Sr. Notes 11/2003                                           8,500M         9,222,500
                               Mesa Operating Co. Sr. Sub. Notes 105/8/2006                                 7,500M         8,175,000
                               Metro Gas, S.A. Sr. Sub. Notes 12/2000                                       6,000M         6,577,500
                               Nuevo Energy Co. Sr. Sub. Notes 91/2/2006                                    5,000M         5,325,000
                               Nuevo Energy Co. Sr. Sub. Notes 121/2/2002                                   4,500M         4,848,750
                               United Meridian Corp. Sr. Sub. Notes 103/8/2005                              6,750M         7,382,813
                               Total                                                                                      87,202,813
----------------------------------------------------------------------------------------------------------------------==============
Oil Service .18%               Rowan Cos. Inc. Sr. Notes 117/8/2001                                         3,500M         3,745,000
----------------------------------------------------------------------------------------------------------------------==============
Paper and Pulp 3.15%           Crown Paper Co. Sr. Sub. Notes 11/2005                                      11,000M        10,367,500
                               Four M Corp. Sr. Secured Notes Series A 12/2006+                             7,000M         7,350,000
                               Repap Wisconsin Inc. Sr. Secured 2nd Priority 97/8/2006                     12,000M        12,270,000
                               S.D. Warren Co. Sr. Sub. Notes 12/2004                                      12,000M        12,990,000
                               Stone Container Corp. 1st Mtge. Notes 103/4/2002                            14,000M        14,787,500
                               Tembec Finance Corp. Sr. Notes 97/8/2005                                    10,000M         9,387,500
                               Total                                                                                      67,152,500
----------------------------------------------------------------------------------------------------------------------==============
Printing and Publishing .51%   Big Flower Press Inc. Sr. Sub. Notes 103/4/2003                              5,333M         5,492,990
                               Garden State Newspapers Inc. Sr. Sub. Notes 12/2004                          5,000M         5,475,000
                               Total                                                                                      10,967,990
----------------------------------------------------------------------------------------------------------------------==============
Real Estate .30%               Trizec Finance Ltd. Sr. Notes 107/8/2005                                     5,800M         6,467,000
----------------------------------------------------------------------------------------------------------------------==============
Retail 1.08%                   Cort Furniture Rental Corp. Sr. Notes 12/2000 w/Warrants                     3,220M         3,421,250
                               Pamida Inc. Sr. Sub. Notes 113/4/2003                                        8,000M         6,760,000
                               United Stationers Supply Co. Sr. Sub. Notes 123/4/2005                      11,500M        12,822,500
                               Total                                                                                      23,003,750
----------------------------------------------------------------------------------------------------------------------==============
Steel 2.83%                    AK Steel Corp. Sr. Notes 103/4/2004                                          6,000M         6,570,000
                               Earle M. Jorgenson Co. Sr. Notes 103/4/2000                                  5,000M         5,125,000
                               G.S. Technologies Operating Co. Sr. Notes 121/4/2005                         6,000M         6,330,000
                               Interlake Corp. Sr. Notes 12/2001                                            5,000M         5,375,000
                               Ivaco Inc. Sr. Notes 111/2/2005                                              5,500M         5,527,500
                               Oregon Steel Mills 1st Mtge. Notes 11/2003                                   4,615M         4,914,975
                               Republic Engineered Steel Inc. 1st Mtge. Notes 97/8/2001                    12,000M        11,220,000
                               WCI Steel Inc. Sr. Secured Notes 10/2004+                                    7,000M         7,157,500
                               Weirton Steel Sr. Notes 113/8/2004+                                          7,900M         8,058,000
                               Total                                                                                      60,277,975
----------------------------------------------------------------------------------------------------------------------==============
Supermarket 1.27%              Dairy Mart Convenience Stores Inc. Sr. Sub. Notes 101/4/2004                 5,000M         4,906,250
                               Farm Fresh Holdings Sr. Notes P.I.K. 141/4/2002***                           7,036M           949,794
                               Pathmark Stores Inc. Zero Coupon Jr. Sub. Discount Notes due 2003**         12,500M         8,109,375
                               Pathmark Stores Inc. Sub. Notes 115/8/2002                                   3,000M         3,056,250
                               Ralphs Grocery Co. Sr. Sub. Notes 133/4/2005                                 3,000M         3,187,500

                               Statement of Net Assets
                               December 31, 1996

                                                                                                          Principal
                               Investment                                                                    Amount     Market Value
====================================================================================================================================
                               Ralphs Supermarkets Inc. Sr. Notes 10.45/2004                              $  6,000M   $    6,390,000
                               Victory Markets Inc. Sub. Notes 121/2/2000*                                   5,000M          450,000
                               Total                                                                                      27,049,169
----------------------------------------------------------------------------------------------------------------------==============
Textile 1.22%                  Dan River Inc. Sr. Sub. Notes 101/8/2003                                      6,000M        6,090,000
                               Guess Inc. Sr. Sub. Notes 91/2/2003                                           5,000M        5,137,500
                               Synthetic Industries Inc. Sr. Sub. Notes 123/4/2002                           5,000M        5,518,750
                               Tultex Corp. Sr. Notes 105/8/2005                                             4,500M        4,905,000
                               US Leather Inc. Sr. Notes 101/4/2003                                          5,000M        4,275,000
                               Total                                                                                      25,926,250
----------------------------------------------------------------------------------------------------------------------==============
Transportation .72%            Blue Bird Body Company 103/4/2006+                                            4,100M        4,305,000
                               Ryder Trs, Inc. Sr. Sub. Notes 10/2006+                                       5,000M        5,212,500
                               Trism Inc. Sr. Sub. Notes 103/4/2000                                          6,000M        5,730,000
                               Total                                                                                      15,247,500
----------------------------------------------------------------------------------------------------------------------==============
Utility .90%                   Beaver Valley II Funding Corp. Secured Lease Obligation 9/2017                7,170M        6,847,350
                               Cal Energy Co. Inc. Sr. Notes 91/2/2006+                                      8,000M        8,260,000
                               El Paso Electric Co. 1st Mtge. Notes Series D 8.90/2006                       3,825M        3,995,331
                               Total                                                                                      19,102,681
----------------------------------------------------------------------------------------------------------------------==============
Waste Management .30%          Allied Waste North Amer 101/4/2006+                                           6,000M        6,315,000
                               ---------------------------------------------------------------------------------------==============
                               Total Investments in High-Yield Corporate Debt (Cost $1,247,636,582)                    1,274,427,776
====================================================================================================================================
Convertible Debt 10.72%
====================================================================================================================================
Advertising .24%               Omnicom Group Inc. Conv. Sub. Deb. 41/4/2007+                                 5,000M        5,185,156
----------------------------------------------------------------------------------------------------------------------==============
Automotive .51%                Exide Corp. Conv. Sub. Notes 2.9/2005+                                        5,000M        2,995,313
                               Pep Boys Zero Coupon Conv. Notes due 2011                                     3,300M        1,744,875
                               Pep Boys Conv. Sub. Deb. 4/1999                                               6,000M        6,067,500
                               Total                                                                                      10,807,688
----------------------------------------------------------------------------------------------------------------------==============
Banking .69%                   Fuji International Finance Conv. Pfd.+                                          563M       14,835,930
----------------------------------------------------------------------------------------------------------------------==============
Communications .35%            Broadband Technologies, Inc. Conv. Sub. Deb. 5/2001+                          3,000M        2,274,375
                               Telekom Malaysia Conv. Notes 4/2004+                                          5,000M        5,175,000
                               Total                                                                                       7,449,375
----------------------------------------------------------------------------------------------------------------------==============
Computer Processing .95%       Automatic Data Processing Zero Coupon Conv. Sub. Deb. due 2012               30,000M       17,015,625
                               Businessland Inc. Conv. Sub. Deb. 51/2/2007                                   5,000M        3,225,000
                               Total                                                                                      20,240,625
----------------------------------------------------------------------------------------------------------------------==============
Computer Systems and           SCI Systems Inc. Conv. Sub. Deb. 5/2006                                       3,000M        3,525,000
Peripherals .26%               Unisys Corp. Conv. Sub. Notes 81/4/2000                                       2,000M        1,940,000
                               Total                                                                                       5,465,000
----------------------------------------------------------------------------------------------------------------------==============
Consumer Products .22%         C S First Boston (Exch. PG) Conv. Deb. 31/2/2001                              4,700M        4,717,625
----------------------------------------------------------------------------------------------------------------------==============
Drugs/Pharmaceuticals 1.60%    Alza Corp. Conv. Sub. Deb. 5/2006                                            10,000M        9,650,000
                               Roche Holdings Inc. Zero Coupon Conv. Notes due 2010+                        42,000M       19,005,000
                               Sandoz Capital, BVI, Ltd. Conv. Sub. Deb. 2/2002+                             5,000M        5,400,000
                               Total                                                                                      34,055,000
----------------------------------------------------------------------------------------------------------------------==============
Electrical Equipment .04%      Thermo Instrument System Conv. Deb. 41/2/2003+                                  900M          937,265
----------------------------------------------------------------------------------------------------------------------==============
Electronics .63%               General Instrument Jr. Sub. Notes 5/2000                                      3,000M        3,240,000
                               Xilinx Inc. Conv. Sub. Notes 51/4/2002+                                      10,000M       10,075,000
                               Total                                                                                      13,315,000
----------------------------------------------------------------------------------------------------------------------==============
Household Appliances .28%      Whirlpool Corp. Zero Coupon Sub. Notes due 2011                              15,000M        5,906,250
----------------------------------------------------------------------------------------------------------------------==============
Industrial and Capital
Goods .48%                     Raymond Corp. Conv. Sub. Deb. 61/2/2003                                      3,000M         3,258,750
                               RPM Inc. Zero Coupon Conv. Sub. Deb. due 2012                               15,000M         6,862,500
                               Total                                                                                      10,121,250
----------------------------------------------------------------------------------------------------------------------==============

                                                                               9

                               Statement of Net Assets
                               December 31, 1996

                                                                                                  Principal Amount
                               Investment                                                                or Shares      Market Value
====================================================================================================================================
Insurance .27%                 CII Financial Inc. Conv. Sub. Deb. 71/2/2001                              $  6,000M    $    5,670,000
----------------------------------------------------------------------------------------------------------------------==============
Medical/Health Care .81%       Healthsource, Inc. Conv. Sub. Notes 5/2003+                                  7,200M         5,744,250
                               Integrated Health Services Conv. Sub. Deb. 6/2003                           12,000M        11,443,125
                               Total                                                                                      17,187,375
----------------------------------------------------------------------------------------------------------------------==============
Office Equipment .09%          U.S. Office Products, Co. Conv. Sub. Deb. 51/2/2003+                         2,000M         1,863,437
----------------------------------------------------------------------------------------------------------------------==============
Oil and Gas 1.90%              Baker Hughes Inc. Zero Coupon Conv. Notes due 2008                          15,000M        10,989,844
                               Nabors Industries Inc. Conv. Sub. Notes 5/2006                               3,000M         3,827,813
                               Pennzoil (Exch. Chevron) Conv. Sub. Deb. 43/4/2003                          10,000M        11,546,875
                               Pogo Producing Co. Conv. Sub. Notes 51/2/2006+                               5,000M         6,300,000
                               Swift Energy Co. Conv. 61/4/2006                                             5,500M         6,022,500
                               Wainoco Oil Corp. Inc. Conv. Sub. Deb. 73/4/2014                             2,400M         1,974,000
                               Total                                                                                      40,661,032
----------------------------------------------------------------------------------------------------------------------==============
Printing and Publishing .60%   Scholastic Corp. Conv. Sub. Deb. 5/2005+                                    12,020M        12,780,641
----------------------------------------------------------------------------------------------------------------------==============
Restaurant .17%                UBS Fin. (Exch. MCD) Conv. Notes 2/2000                                      4,000M         3,725,000
----------------------------------------------------------------------------------------------------------------------==============
Retail .63%                    Home Depot Inc. Conv. Sub. Deb. 31/4/2001                                   13,700M        13,383,187
                               ---------------------------------------------------------------------------------------==============
                               Total Investments in Convertible Debt (Cost $220,766,392)                                 228,306,836
====================================================================================================================================
Preferred and Convertible-Preferred Stocks, Common Stocks and Warrants 8.33%
====================================================================================================================================
Banking .38%                   Ahmanson, H.F. & Co. $3.00 Conv. Pfd. Series D                              115,000         8,021,250
                               Crossland Savings FSB Brooklyn, NY $1.8125 Conv. Pfd. Series A              375,000             5,859
                               Total                                                                                       8,027,109
----------------------------------------------------------------------------------------------------------------------==============
Building Materials .55%        Owens Corning $3.25 Conv. Pfd.+                                             200,000        11,756,250
----------------------------------------------------------------------------------------------------------------------==============
Chemicals .29%                 Atlantic Richfield Co. (Exch. Lyondell Petrochemical) $2.23 Conv. Pfd.      285,000         6,127,500
----------------------------------------------------------------------------------------------------------------------==============
Communications .42%            Westinghouse Electric Corp. $1.30 Conv. Pfd. Series C+                      500,000         8,867,188
----------------------------------------------------------------------------------------------------------------------==============
Container and Packaging .24%   Crown Cork & Seal $1.885 Conv. Pfd.                                         100,000         5,200,000
----------------------------------------------------------------------------------------------------------------------==============
Financial .79%                 Jefferson-Pilot Corp. (NBX) $5.256 Conv. Pfd.                               185,000        16,835,000
----------------------------------------------------------------------------------------------------------------------==============
Food .49%                      Wendy's Financing $2.50 Conv. Pfd.                                          200,000        10,400,000
----------------------------------------------------------------------------------------------------------------------==============
Hotel/Leisure .10%             AMC Entertainment Inc. $1.75 Conv. Pfd.                                      75,000         2,025,000
----------------------------------------------------------------------------------------------------------------------==============
Insurance 1.22%                American Bankers Ins. Group $3.125 Conv. Pfd.                                73,000         4,361,750
                               American General $3.00 Conv. Pfd. Series A                                  150,000         8,268,750
                               Frontier Insurance Group, Inc. $6.250 Conv. Pfd.+                           150,000         7,764,843
                               St. Paul's Capital, LLC $3.00 Conv. Pfd.                                    100,000         5,537,500
                               Total                                                                                      25,932,843
----------------------------------------------------------------------------------------------------------------------==============
Machinery .29%                 Bucyrus-Erie Company                                                         56,624           495,460
                               Navistar International Corp. $6.00 Conv. Pfd. Series G                      100,000         5,650,000
                               Total                                                                                       6,145,460
----------------------------------------------------------------------------------------------------------------------==============
Miscellaneous .60%             Corning Delaware LP $3.00 Conv. Pfd.                                        200,000        12,725,000
----------------------------------------------------------------------------------------------------------------------==============
Non Ferrous Metals .13%        Freeport McMoRan Copper & Gold Class A                                      100,551         2,827,997
----------------------------------------------------------------------------------------------------------------------==============
Oil and Gas .68%               Occidental Petroleum $3.875 Conv. Pfd.+                                     100,000         5,873,437
                               Unocal Corp. $6.250 Conv. Pfd.                                              150,000         8,678,906
                               Total                                                                                      14,552,343
----------------------------------------------------------------------------------------------------------------------==============
Paper and Pulp .88%            Alco Standard Corp. $5.04 Conv. Pfd.                                         75,000         7,162,500
                               International Paper Capital Trust $2.625 Conv. Pfd.                         250,000        11,585,938
                               Total                                                                                      18,748,438
----------------------------------------------------------------------------------------------------------------------==============
Real Estate .50%               Walden Residential Properties $2.30 Pfd. w/Warrants                         400,000        10,562,500
----------------------------------------------------------------------------------------------------------------------==============
Retail .10%                    Supermarkets General Holdings Corp. $3.52 Pfd. P.I.K.***                     80,000       2,180,000
                               ---------------------------------------------------------------------------------------==============

                               Statement of Net Assets
                               December 31, 1996

                                                                                                         Shares or
                               Investment                                                         Principal Amount      Market Value
====================================================================================================================================
Utility .44%                   Calenergy, C.T. $3.125 Conv. Pfd.+                                          150,000    $    9,353,906
----------------------------------------------------------------------------------------------------------------------==============
Waste Management .23%          Browning-Ferris Industries Inc. $2.58 Conv. Pfd.                            176,300         5,024,550
                               ---------------------------------------------------------------------------------------==============
                               Total Investments in Preferred and Convertible-Preferred Stocks,
                                  Common Stocks and Warrants (Cost $182,162,443)                                         177,291,084
====================================================================================================================================
Government Agency Issues 12.42%
====================================================================================================================================
                               Federal National Mortgage Association 61/2% due on an announced basis       75,000M        71,531,250
                               Federal National Mortgage Association 7% due on an announced basis          50,000M        48,820,313
                               Federal National Mortgage Association 7% due 3/15/2021                      19,726M        19,303,566
                               Federal National Mortgage Association 7.95% due 3/7/2005                    10,000M        10,337,500
                               Federal National Mortgage Association 8% due 9/1/2026                       24,596M        25,072,315
                               Government National Mortgage Association 71/2% due on an announced basis    25,000M        25,007,812
                               U.S. Treasury Notes Zero Coupon due 11/15/2004                              25,000M        15,173,594
                               U.S. Treasury Notes 57/8% due 11/15/2005                                    35,000M        33,758,594
                               U.S. Treasury Notes 87/8% due 2/15/1999                                     14,700M        15,556,734
                               Total                                                                                     264,561,678
                               ---------------------------------------------------------------------------------------==============
                               Total Investments in Government Agency Issues (Cost $268,857,854)                         264,561,678
                               ---------------------------------------------------------------------------------------==============
                               Total Investments in Securities (Cost $1,919,423,271)                                   1,944,587,374
====================================================================================================================================
Other Assets, Less Liabilities 8.68%
====================================================================================================================================
Other            Short-Term    Federal Home Loan Banks 121/2% due 7/22/1997                                65,000M        67,437,500
Assets           Investments,  Federal Home Loan Banks 121/2% due 9/10/1997                                40,000M        41,850,000
                 at Market     Federal Home Loan Banks 121/2% due 10/23/1997                               50,000M        52,648,438
                               Student Loan Marketing Association 121/2% due 9/26/1997                     76,000M        79,657,500
                               U.S. Treasury Notes 81/2% due 7/15/1997                                     25,500M        25,914,375
                               Total (Cost $271,909,813)                                                                 267,507,813
                 -----------------------------------------------------------------------------------------------------==============
                 Short-Term    Ford Motor Credit Co. 5.96% due 1/3/1997                                     3,400M         3,400,000
                 Investments,  General Electric Capital Corp. 6.10% due 1/2/1997                            1,000M         1,000,000
                 at Cost       Total                                                                                       4,400,000
                 -----------------------------------------------------------------------------------------------------==============
                 Total Short-Term Investments                                                                            271,907,813
                 -----------------------------------------------------------------------------------------------------==============
                 Cash                                                                                                      3,421,237
                 -----------------------------------------------------------------------------------------------------==============
                 Receivable
                  for:         Investments sold                                                                          152,305,521
                               Interest                                                                                   39,960,322
                               Capital shares sold                                                                         7,891,253
                               Dividends                                                                                     249,708
                               Other                                                                                          13,554
                               Total Other Assets                                                                        475,749,408
====================================================================================================================================
Liabilities      Payable for:  Investments purchased                                                                     287,958,522
                               Capital stock reacquired                                                                    1,384,750
                               Accrued expenses                                                                            1,509,188
                               Dividends                                                                                      62,925
                               Total Liabilities                                                                         290,915,385
                 -----------------------------------------------------------------------------------------------------==============
                               Total Other Assets, Less Liabilities                                                      184,834,023
====================================================================================================================================
Net Assets 100.00%                                                                                                    $2,129,421,397
====================================================================================================================================

                               Class A Shares-Net asset value ($1,744,345,766 / 185,334,145 shares outstanding)                $9.41
                               Class B Shares-Net asset value ($108,843,763 / 11,570,383 shares outstanding)                   $9.41
                               Class C Shares-Net asset value ($276,231,868 / 29,346,452 shares outstanding)                   $9.41

*    Non-income producing.

** Deferred-interest debentures pay no interest for a stipulated number of years, after which time they pay a stipulated coupon rate.

*** Represents a payment-in-kind security, which may pay interest/dividends in additional face/shares.

+    Restricted security under Rule 144A.

     See Notes to Financial Statements.

              Statement of Operations

Investment Income                                                                                       Year Ended December 31, 1996
====================================================================================================================================
Income        Dividends                                                                          $     8,782,128
              Interest                                                                               153,169,838
              Total income                                                                                              $161,951,966
              ----------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                           7,802,104
              12b-1 distribution plan-Class A                                                          4,077,353
              12b-1 distribution plan-Class B                                                            213,870
              12b-1 distribution plan-Class C                                                          1,073,700
              Shareholder servicing                                                                    1,940,000
              Reports to shareholders                                                                    280,000
              Registration                                                                               175,000
              Directors                                                                                   51,000
              Professional services                                                                      135,000
              Other                                                                                      213,905
              Total expenses                                                                                              15,961,932
              ----------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                                      145,990,034
              ----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
====================================================================================================================================
Realized gain from investment transactions
              Proceeds from sales                                                                 $2,031,319,176
              Cost of investments sold                                                             2,009,974,786
              ----------------------------------------------------------------------------------------------------------------------
              Net realized gain                                                                       21,344,390
              ----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation of investments                                                                19,291,096
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                           40,635,486
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                    $186,625,520
====================================================================================================================================
              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                             Year Ended December 31,
Increase (Decrease) in Net Assets                                                                          1996                1995
====================================================================================================================================
Operations    Net investment income                                                            $    145,990,034    $    107,707,744
              Net realized gain (loss) from investment transactions                                  21,344,390         (48,660,364)
              Net unrealized appreciation of investments                                             19,291,096         122,224,060
              Net increase in net assets resulting from operations                                  186,625,520         181,271,440
              ----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                           3,837,343           4,588,268
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                              (142,154,269)       (109,789,425)
              Class B                                                                                (1,525,182)                 --
              Class C                                                                                (8,199,939)                 --
              Total distributions                                                                  (151,879,390)       (109,789,425)
              ----------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from  sales of shares                                                    659,731,030         341,253,620
              Net asset value of shares issued to shareholders in reinvestment
                 of net investment income                                                            75,207,820          52,422,843
              Net asset value of shares issued in exchange for assets acquired
                 in tax-free acquisition                                                            208,387,462                  --
              Total                                                                                 943,326,312         393,676,463
              ----------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                            (191,996,711)       (117,851,327)
              ----------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                        751,329,601         275,825,136
              ----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                        789,913,074         351,895,419
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                                                   1,339,508,323         987,612,904
              ----------------------------------------------------------------------------------------------------------------------
              End of year (including undistributed net investment income
                 of $28,014,489 and $29,603,110, respectively)                                   $2,129,421,397      $1,339,508,323
              ======================================================================================================================

              See Notes to Financial Statements.
12

      Financial Highlights

                                                                                                                     Class A Shares
                                                                      --------------------------------------------------------------
                                                                                                             Year Ended December 31,
Per Share Operating Performance:                                         1996          1995          1994         1993         1992
====================================================================================================================================
Net asset value, beginning of year                                      $9.29         $8.71         $9.95        $9.43        $9.02
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                               .81           .85           .84          .89          .95
      Net realized and unrealized gain (loss)on investments               .17           .606        (1.203)        .55          .42
      Total from investment operations                                    .98          1.456         (.363)       1.44         1.37
      ------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                               (.86)         (.876)        (.877)       (.92)        (.96)
      ------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                            $9.41         $9.29         $8.71        $9.95        $9.43
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                         11.16%        17.50%        (3.87)%      15.97%       15.99%
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                            .89%          .82%          .88%         .88%         .84%
      Net investment income                                              8.77%         9.41%         8.97%        9.17%       10.18%
      ==============================================================================================================================

                                                                                                   Class B               Class C
                                                                                                    Shares                Shares
                                                                                           -------------------     -----------------
                                                                                                 8/1/96(b)             7/15/96(b)
Per Share Operating Performance:                                                               to 12/31/96            to 12/31/96
==============================================================================================================     =================
Net asset value, beginning of period                                                                 $9.13                 $9.05
--------------------------------------------------------------------------------------------------------------     -----------------
      Income from investment operations
      Net investment income                                                                            .34                   .35
      Net realized and unrealized gain on investments                                                  .26                   .33
      Total from investment operations                                                                 .60                   .68
--------------------------------------------------------------------------------------------------------------     -----------------
      Distributions
      Dividends from net investment income                                                            (.32)                 (.32)
      --------------------------------------------------------------------------------------------------------     -----------------
Net asset value, end of period                                                                       $9.41                 $9.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                          6.57%(c)              7.86%(c)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                                                         .70%(c)               .75%(c)
      Net investment income                                                                           3.37%(c)              3.72%(c)
      ==============================================================================================================================

                                                                                                             Year Ended December 31,
Supplemental Data for All Classes:                     1996               1995               1994             1993             1992
====================================================================================================================================
      Net assets, end of year (000)              $2,129,421         $1,339,508           $987,613         $969,736         $734,017
      Portfolio turnover rate                        106.79%            134.90%            147.98%          159.79%          188.44%
      ==============================================================================================================================

(a)  Total return does not consider the effects of sales loads.

(b)  Commencement of offering Class shares.

(c)  Not annualized.


      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Bond-Debenture Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds and notes, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of bonds and notes. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Company has elected not to amortize the premiums on U.S. Government bonds, which is consistent with the treatment for federal income tax purposes. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

(e) Certain components of net assets in the prior period have been reclassified to conform to the current year presentation.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which it supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $500 million and 0.45% on assets over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date and (2) a one-time distribution fee of up to 1% on certain qualifying purchases and a supplemental annual distribution fee of 0.10% of the average daily net assets ofClass A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and a distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Distributor received $2,028,285 representing payment of commissions on sales of Class A shares after deducting $12,711,165 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends   from  net   investment   income  are  paid  monthly.   Capital  gain
distributions, if any, will be made annually. At December 31, 1996, accumulated net realized loss for financial reporting purposes aggregated $99,239,387.

The Company had a capital loss carryforward as of December 31, 1996 of approximately $99,200,000 of which $3,300,000 expires in 1997, $28,600,000 expires  in 1998,  $16,945,000  expires  in 1999,  $35,000  expires  in 2002 and
$50,320,000 in 2003. No capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital

The Company has authorized 760 million shares of $.001 par value capital stock designated Class A, 160 million shares of $.001 par value capital stock designated Class B, and 80 million shares of $.001 par value capital stock designated Class C. Paid in capital amounted to $2,179,884,192 at December 31, 1996. Transactions in shares of capital stock were as follows:

                                          Year Ended                        Year Ended
                                   December 31, 1996                 December 31, 1995
                        -----------------------------     -----------------------------
Class A                      Shares           Amount           Shares           Amount
-----------------------------------------------------     -----------------------------
Sales of shares          52,597,828     $482,030,592       38,145,671     $341,253,620

Shares issued to
shareholders in
reinvestment of net
investment income         7,626,981       70,002,967        5,890,156       52,422,843

Total                    60,224,809      552,033,559       44,035,827      393,676,463
-----------------------------------------------------    ------------------------------
Shares reacquired       (19,113,648)    (177,419,703)     (13,236,691)    (117,851,327)

Increase in shares       41,111,161     $374,613,856       30,799,136     $275,825,136
---------------------------------------------------------------------------------------

Notes to Financial Statements

                                                                  August 1, 1996
                                                                (Commencement of
                                                        offering Class B shares)
                                                            to December 31, 1996
                                              ----------------------------------
Class B                                           Shares                  Amount
--------------------------------------------------------------------------------
Sales of shares                               11,594,111           $107,794,119

Shares issued to
shareholders in
reinvestment of net
investment income                                 80,127                746,995

Total                                         11,674,238            108,541,114
--------------------------------------------------------------------------------
Shares reacquired                               (103,855)              (972,069)

Increase in shares                            11,570,383           $107,569,045
--------------------------------------------------------------------------------

                                                                   July 15, 1996
                                                                (Commencement of
                                                        offering Class C shares)
                                                            to December 31, 1996
                                              ----------------------------------
Class C                                             Shares               Amount
--------------------------------------------------------------------------------
Sales of shares                                  7,294,466        $  69,906,319

Shares issued to
shareholders in
reinvestment of net
investment income                                  488,922            4,457,858

Shares issued to
shareholders in exchange
for net assets acquired in
tax-free acquisition                            23,033,874          208,387,462

Total                                           30,817,262          282,751,639
--------------------------------------------------------------------------------
Shares reacquired                               (1,470,810)         (13,604,939)

Increase in shares                              29,346,452        $ 269,146,700
-------------------------------------------------------------------------------


5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations and short-term investments) aggregated $851,013,166 and $501,128,296, respectively. Purchases and sales of U.S. Government obligations aggregated $1,675,344,669 and $1,530,190,880, respectively. As of December 31, 1996, unrealized appreciation for federal income tax purposes aggregated $20,762,103, of which $91,342,097 related to appreciated securities and $70,579,994 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was substantially the same as the cost for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. A portion of the Directors' fees accrued has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1996, the aggregate amount in Directors' accounts maintained under the plan was $368,000.

7. Acquisition

On July 12, 1996, the Company acquired the net assets of Lord Abbett Securities Trust-Bond-Debenture Trust (the "Trust") pursuant to a plan of reorganization approved by the Trust's shareholders on June 19, 1996. The acquisition was accomplished by a tax-free exchange of 23,033,874 shares of newly issued Class C shares for 44,089,410 shares of the Trust valued at $208,387,462 in the aggregate on July 12, 1996. The aggregate net assets of the Company and the Trust immediately before the acquisition were $1,535,612,851 and $208,387,462 (including $1,759,291 of net unrealized depreciation and $79,619 of accumulated net realized losses), respectively.

8. Proxy Results (unaudited)

The Company's shareholders voted on the following proposals at the Annual Meeting of Shareholders held on June 19, 1996. Each Director was elected and all other proposals were approved. The description of each proposal and the results of the shareholder vote are as follows:

Election of Directors                                    For            Withheld
--------------------------------------------------------------------------------

Ronald P. Lynch                                  124,437,367           1,562,648

Robert S. Dow                                    124,503,431           1,496,584

E. Thayer Bigelow                                124,458,979           1,541,036

Stewart S. Dixon                                 124,464,587           1,535,428

John C. Jansing                                  124,312,490           1,687,525

C.  Alan MacDonald                               124,498,008           1,502,007

Hansel B. Millican, Jr                           124,485,641           1,514,374

Thomas J. Neff                                   124,442,282           1,557,733
--------------------------------------------------------------------------------

                                            For       Against      Abstain       Non-Vote
------------------------------------------------------------------------------------------
Ratification of Deloitte &
Touche LLP as independent
public accountants                  121,810,666       733,403     3,455,946            --

Approval of certain changes
in fundamental investment
policies and restrictions            87,790,217     5,099,863     6,356,451    26,753,484

Approval of new Class A
share Distribution Plan
and Agreement                        86,807,156     5,802,229     6,634,147    26,756,483

Approval of an amendment
to the Articles of Incorporation
authorizing the creation of
classes and series of shares
and confirming that the Directors
may impose contingent deferred
sales charges on certain
redemptions of new classes
of shares                            86,730,489     5,957,200     6,558,841    26,753,485

Approval of an amendment to
the Articles of Incorporation to
reduce the par value of capital
stock to $0.001                      88,641,076     4,512,672     6,094,404    26,751,863
------------------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 1996, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 7, 1997



1996 Tax Information

In January 1997, shareholders of Lord Abbett Bond-Debenture Fund, Inc. received information which must be included in each shareholder's federal income tax return. In accordance with the regulations of the U.S. Treasury Department, this information must be reported by the Fund to the Internal Revenue Service.

5.98% of the Fund's dividends for the fiscal year ended December 31, 1996 qualify for the dividend-received deduction available to corporate shareholders in accordance with Section 243 of the Internal Revenue Code.

Lord Abbett Bond-Debenture Fund, Inc.
New York, New York

Our Management

Board of Directors
Robert S. Dow
E. Wayne Nordberg
E. Thayer Bigelow*+
Stewart S. Dixon*
John C. Jansing*
C. Alan MacDonald*+
Hansel B. Millican, Jr.*+
Thomas J. Neff*

* Outside Director
+ Audit Committee

Officers

Robert S. Dow, Chairman and President
Christopher J. Towle, Executive Vice
President and Portfolio Manager
Kenneth B. Cutler, Vice President
and Secretary
Stephen I. Allen, Vice President
Zane E. Brown, Vice President
Daniel E. Carper, Vice President
Daria L. Foster, Vice President
Robert G. Morris, Vice President
Robert J. Noelke, Vice President
E. Wayne Nordberg, Vice President
John J. Walsh, Vice President
Paul A. Hilstad, Vice President
and Assistant Secretary
Thomas F. Konop, Vice President
and Assistant Secretary
Keith F. O'Connor, Vice President
and Treasurer
A. Edward Oberhaus III, Vice President
Victor W. Pizzolato, Vice President
Donna McManus, Assistant Treasurer
Joseph Van Dyke, Assistant Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary

Investment Manager and
Underwriter
Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian
The Bank of New York
New York, NY

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY

Copyright (C) 1997 by Lord Abbett Bond-Debenture Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

  A Tradition of Performance Through
Disciplined
      Investing


[PHOTO]

(from left to right)
Richard S. Szaro, senior securities analyst
Amy K. Kennedy, securities analyst
Ho C. Wang, senior securities analyst
Christopher J. Towle, portfolio manager--
Lord Abbett Bond-Debenture Fund

(seated)
Zane E. Brown, partner and
director of fixed income

A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 50 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.


About Your
Fund's
        Board of
        Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience; Lord Abbett Bond-Debenture Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, Thomas J. Neff.


                                        Thomas J. Neff,
                                        Director--Lord Abbett
                                        Bond-Debenture Fund

                                        [PHOTO]


An alumnus of Lafayette College, Mr. Neff also holds an MBA from Lehigh University. He is Chairman of Spencer Stuart U.S., an executive search consulting firm based in New York.

Mr. Neff is a trustee of Lafayette College and also has served as Chairman of the Board of Trustees of the Brunswick School in Greenwich, CT. He has been a director for all of Lord Abbett's funds since 1982.

                           Investing in the
         Lord Abbett
                                              Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------
Aggressive       Growth             Growth &           Balanced           Income                 Tax-Free            Money
Growth Funds     Funds              Income Funds       Fund               Funds                  Income Funds        Market Fund

Developing       Global Fund--      Affiliated Fund    Balanced Series    Bond-Debenture         o National          U.S. Government
Growth Fund      Equity Series                                            Fund                   o California        Securities
                                    Growth &                                                     o Connecticut       Money Market
International    Mid-Cap            Income Series                         Global Fund--          o Florida           Fund*+
Series           Value Fund                                               Income Series          o Georgia
                                    Research Fund--                                              o Hawaii
                 Research Fund--    Large-Cap                             Limited Duration       o Michigan
                 Small-Cap          Series                                U.S. Government        o Minnesota
                 Series                                                   Securities Series*     o Missouri
                                                                                                 o New Jersey
                                                                          U.S. Government        o New York
                                                                          Securities Series*     o Pennsylvania
                                                                                                 o Texas
                                                                                                 o Washington


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Mid-Cap Value Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit our Web site:
http://www.lordabbett.com

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.



--------------------------------------------------------------------------------


[LOGO]  LORD, ABBETT & CO.
        Investment Management
A Tradition of Performance Through Disciplined Investing




LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------         LABD-2-1296
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (2/97)